Exhibit 10.1
EXECUTION COPY
SECOND AMENDMENT TO PRIORITY CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO PRIORITY CREDIT AGREEMENT (referred to below) (this “Second Amendment”), dated as of October 15, 2010, by and among TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”), the Subsidiary Guarantors listed on Schedule IX to the Credit Agreement (as defined below) (the “Subsidiary Guarantors”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and a wholly-owned Subsidiary of Holdings (the “Borrower”), the Lenders (as defined below) party hereto, and CANTOR FITZGERALD SECURITIES (“Cantor”), as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
WITNESSETH:
     WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors, the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to a Priority Credit Agreement, dated as of September 21, 2010 (as amended by the First Amendment to Priority Credit Agreement, dated as of October 1, 2010, the “Credit Agreement”);
     WHEREAS, pursuant to Section 9.15 of the Credit Agreement, the Borrower is required to use its best efforts to have an Approved Restructuring Plan adopted by October 15, 2010;
     WHEREAS, pursuant to Section 11.11 of the Credit Agreement, the Borrower’s failure to agree to an Approved Restructuring on or prior to October 15, 2010 is an Event of Default;
     WHEREAS, the Credit Parties have requested that the Lenders extend the dates set forth in Section 9.15 and 11.11 of the Credit Agreement to October 31, 2010;
     WHEREAS, pursuant to Section 2.01(c) of the Credit Agreement, Tranche B Term Loans may only be drawn by the Borrower on a date occurring prior to the Tranche B Term Loan Commitment Termination Date;
     WHEREAS, the Credit Parties have requested that the Lenders extend the Tranche B Term Loan Commitment Termination Date;
     WHEREAS, pursuant to Section 9.14 of the Credit Agreement, the Credit Parties are required to deliver items on Schedule XIII of the Credit Agreement on the dates set forth therein; and
     WHEREAS, the Credit Parties have requested that the Lenders amend Schedule XIII to the Credit Agreement in the manner set forth below;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Credit Parties and the Lenders party hereto hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
     Section 1.01. Amendment to Section 1. Section 1 of the Credit Agreement is hereby amended by deleting the definition of “Tranche B Term Loan Commitment Termination Date” in its entirety and substituting the following in its stead:
     ““Tranche B Term Loan Commitment Termination Date” shall mean October 31, 2010.”
     Section 1.02. Amendment to Section 9.15. Section 9.15 of the Credit Agreement is hereby amended by replacing the phrase “October 15, 2010” with the phrase “October 31, 2010”.
     Section 1.03. Amendment to Section 11.11. Section 11.11 of the Credit Agreement is hereby amended by replacing the phrase “October 15, 2010” with the phrase “October 31, 2010”.
     Section 1.04 Amendment to Schedule XIII. Schedule XIII of the Credit Agreement is hereby amended by adding the following phrase at the end of item 6.b.:
     “, subject to extension by the Administrative Agent in its sole discretion.”
ARTICLE II
REAFFIRMATION
     Section 2.01. Each Credit Party hereby acknowledges and agrees that it expects to realize substantial direct and indirect benefits as a result of the amendments contemplated by this Second Amendment.
     Section 2.02. Each Credit Party hereby acknowledges its receipt of this Second Amendment and its review of the terms and conditions thereof and consents to the terms and conditions of this Second Amendment contemplated hereby and thereby.
     Section 2.03. Each Credit Party, by executing and delivering a copy hereof, hereby (i) affirms and confirms its guarantee, pledge, grant and other agreements under and pursuant to the applicable Guaranty and Security Documents (including, without limitation, any such Security Documents governed by the laws of New York, Brazil, Cayman, Island of Guernsey, Mexico, Netherlands, Norway, Scotland, Bahamas, Isle of Man, Vanuatu and England and Wales) in accordance with the terms and provisions thereof and (ii) agrees that, notwithstanding the effectiveness of this Second Amendment, (x) each such Guaranty and Security Document continues to be in full force and effect and (y) all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect without interruption to secure the Secured Obligations (including, for the avoidance of doubt, the Loans made by the Lenders from and after the date hereof and all other obligations under the Credit Documents as each such Credit Document may be amended on the date hereof and as it may be further amended, restated, modified or supplemented from time to time), in each case, as such agreements and other documents are being amended hereby or in connection herewith.
ARTICLE III
MISCELLANEOUS PROVISIONS
     Section 3.01. In order to induce the Lenders to enter into this Second Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date after giving effect to this Second Amendment and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
     Section 3.02. This Second Amendment is limited as specified and shall not, except as expressly set forth herein, constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.
     Section 3.03. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page to this Second Amendment by facsimile transmission, as a .pdf attachment or by other electronic means of transmission shall be as effective as delivery of a manually signed counterpart of this Second Amendment.
     Section 3.04. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS IN THE CREDIT AGREEMENT.
     Section 3.05. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) each Credit Party, each Lender and the Administrative Agent have signed a counterpart hereof (whether the same or different counterparts) and delivered the same (including by way of facsimile or other electronic transmission) to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019 Attention: Liza Montesano (facsimile number: 212-492-0304 / email: lmontesano@paulweiss.com).
     Section 3.06. Except for deliveries that are required pursuant to the Credit Agreement, each of the parties hereto agree and acknowledge that notwithstanding anything to the contrary contained herein, none of the Administrative Agent or the Borrower or any of its Subsidiaries shall have any duty to disseminate any information or materials, or to solicit the participation, of any Lender (or any affiliate (including funds under common management) thereof).
     Section 3.07. The Borrower and its Subsidiaries agree to indemnify and hold harmless the Administrative Agent, the Lenders and their respective affiliates and each director, officer, employee, representative and agent thereof (each, an “indemnified person”) from and against any and all actions, suits, proceedings (including any investigations or inquiries), claims, losses, damages, liabilities or expenses of any kind or nature whatsoever which may be incurred by or asserted against or involve the Administrative Agent, the Lenders or any other such indemnified person as a result of or arising out of or in any way related to or resulting from the matters described in the foregoing paragraph (collectively, the “indemnifiable claims”) and, upon demand, to pay and reimburse the Administrative Agent, the Lenders and each other indemnified person for any reasonable legal or other out-of-pocket expenses paid or incurred in connection with investigating, defending or preparing to defend any such indemnifiable claim (whether or not the Administrative Agent, the Lenders or any other such indemnified person is a party to any action or proceeding out of which any such expenses arise). Notwithstanding the foregoing, no indemnified party shall be entitled to seek any indemnity for any indemnifiable claim arising from the gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) or otherwise caused by action or inaction of such indemnified person.
     Section 3.08. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this Second Amendment.
* * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

TRICO SHIPPING AS
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

TRICO SUPPLY AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN SHIPPING III AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

[Signature Page to Second Amendment to Credit Agreement]

DEEPOCEAN SHIPPING II AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN SHIPPING AS
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

DEEPOCEAN AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

TRICO SUPPLY (UK) LIMITED
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

ALBYN MARINE LIMITED
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

CTC MARINE PROJECTS LIMITED
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN BRASIL SERVICOS LTDA.
By:	/s/ Tomás Salazar
	Name:	Tomás Salazar
	Title:	Manager

[Signature Page to Second Amendment to Credit Agreement]

DEEPOCEAN MARITIME AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN MANAGEMENT AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN DE MEXICO S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

CTC MARINE NORWAY AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

CTC MARINE PROJECTS (GUERNSEY) LIMITED
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

DEEPOCEAN SUBSEA SERVICES LIMITED
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

DEEPOCEAN BV
By:	/s/ Mads Ragnar Bârdsen
	Name:	Mads Ragnar Bârdsen
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

DEEPOCEAN UK LTD.
By:	/s/ Gerald Alistair Gray
	Name:	Gerald Alistair Gray
	Title:	Managing Director

SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

TRICO SUBSEA AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

TRICO SUBSEA HOLDING AS
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Chairman

[Signature Page to Second Amendment to Credit Agreement]

CANTOR FITZGERALD SECURITIES, as Administrative Agent
By:	/s/ James Bond
	Name:	James Bond
	Title:	Chief Operating Officer

[Signature Page to Second Amendment to Credit Agreement]

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR STRATEGIC INCOME FUND, as a Lender
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Second Amendment to Credit Agreement]

FIDELITY SUMMER STREET TRUST: FIDELITY CAPITAL & INCOME FUND, as a Lender
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Second Amendment to Credit Agreement]

FIDELITY SCHOOL STREET TRUST: FIDELITY STRATEGIC INCOME FUND, as a Lender
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Second Amendment to Credit Agreement]

ILLINOIS MUNICIPAL RETIREMENT FUND, as a Lender
By:	/s/ Susanne Riche
	Name:	Susanne Riche
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

VARIABLE INSURANCE PRODUCTS FUND V: STRATEGIC INCOME PORTFOLIO, as a Lender
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

[Signature Page to Second Amendment to Credit Agreement]

MUTUAL EUROPEAN FUND, as a Lender
By:	/s/ Bradley Takahashi
	Name:	Bradley Takahashi
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

FRANKLIN MUTUAL RECOVERY FUND, as a Lender
By:	/s/ Bradley Takahashi
	Name:	Bradley Takahashi
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC
By:	RBS Securities Inc., its agent
as a Lender

By:	/s/ Jason Leddy
	Name:	Jason Leddy
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

Western Asset Management Company as Investment Manager and Agent on behalf of: Western Asset Floating Rate High Income Fund LLC, as a Lender
By:	/s/ Kim Nguyen
	Name:	Kim Nguyen
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

Western Asset Management Company as Investment Manager and Agent on behalf of: John Hancock Fund II Floating Rate Income Fund, as a Lender
By:	/s/ Kim Nguyen
	Name:	Kim Nguyen
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

CCIF Loans Limited
By:	Goldman Sachs Asset Management, L.P.,
its sub advisor
as a Lender

By:	/s/ Keith Rothwell
	Name:	Keith Rothwell
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

ARTIO GLOBAL INVESTMENT FUNDS, ACTING SOLEY WITH RESPECT TO ITS SERIES, ARTIO GLOBAL HIGH INCOME FUND as a Lender
By:	/s/ Victor J. Simon
	Name:	Victor J. Simon
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE ARTIO GLOBAL HIGH INCOME GROUP TRUST FUND, as a Lender
By:	/s/ Hendricus Bocke
	Name:	Hendricus Bocke
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE ARTIO GLOBAL HIGH INCOME FUND LLC, as a Lender
By:	/s/ Hendricus Bocke
	Name:	Hendricus Bocke
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE CALIFORNIA STATE TEACHERS RETIREMENT SYSTEM, as a Lender
By:	/s/ Hendricus Bocke
	Name:	Hendricus Bocke
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE GENERAL RETIREMENT SYSTEM OF THE CITY OF DETROIT, as a Lender
By:	/s/ Hendricus Bocke
	Name:	Hendricus Bocke
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE CITY OF PHILADELPHIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, as a Lender
By:	/s/ Hendricus Bocke
	Name:	Hendricus Bocke
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

ARTIO GLOBAL MANAGEMENT LLC, ON BEHALF OF THE CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender
By:	/s/ Hendricus Bocke
	Name:	Hendricus Bocke
	Title:	Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

Oaktree Opps TS Investments Ltd., as a Lender
By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Rajath Shourie
	Name:	Rajath Shourie
	Title:	Managing Director

By:	/s/ Lowell Hill
	Name:	Lowell Hill
	Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

Goldman Sachs Palmetto State Credit Fund, L.P., as a Lender
By:	Goldman Sachs Asset Management, L.P.,
its investment manager

By:	/s/ Tom Secor
	Name:	Tom Secor
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

Goldman Sachs Credit Strategies Fund, as a Term Lender, as a Lender
By:	Goldman Sachs Asset Management,
solely in its capacity as Investment
Manager, and as Principal

By:	/s/ Tom Secor
	Name:	Tom Secor
	Title:	Vice President
[Signature Page to Second Amendment to Credit Agreement]

Liberty Harbor Distressed Credit Aggregator I, L.P., as a Lender
By:	Liberty Harbor Distressed Credit
Opportunities Advisors, LLC
as General Partner

By:	/s/ Tom Secor
	Name:	Tom Secor
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

Goldman Sachs Corporate Credit Investment Fund LLC, as a Lender
By:	Goldman Sachs Asset Management, L.P.,
its investment manager

By:	/s/ Tom Secor
	Name:	Tom Secor
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

Liberty Harbor Master Fund LLP., as a Lender
By:	Goldman Sachs Asset Management, L.P.,
its investment manager

By:	/s/ Tom Secor
	Name:	Tom Secor
	Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

Mariner LDC, as a Lender
By:	Mariner Investment Group,
as Investment Advisor

By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal

[Signature Page to Second Amendment to Credit Agreement]

Caspian Capital Partners, L.P., as a Lender
By:	Mariner Investment Group,
as Investment Advisor

By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal

[Signature Page to Second Amendment to Credit Agreement]

Caspian Corporate Loan Fund LLC, as a Lender
By:	Mariner Investment Group LLC,
as Investment Advisor
as a Term Lender

By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal

[Signature Page to Second Amendment to Credit Agreement]

Caspian Select Credit Master Fund, Ltd., as a Lender
By:	Mariner Investment Group,
as Investment Advisor

By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal

[Signature Page to Second Amendment to Credit Agreement]

Caspian Alpha Long Credit Fund, L.P., as a Lender
By:	Mariner Investment Group LLC,
as Investment Advisor

By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal

[Signature Page to Second Amendment to Credit Agreement]

Caspian Solitude Master Fund, L.P., as a Lender
By:	Mariner Investment Group LLC,
as Investment Advisor

By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal

[Signature Page to Second Amendment to Credit Agreement]

SPECTRUM ORIGINATION LLC, as a Lender
By:	/s/ Jeffrey Schaffer
Jeffrey A. Schaffer
Managing Member

[Signature Page to Second Amendment to Credit Agreement]

DSTAR, LTD., as a Lender
By:	Herbert E. Seif
	Name:	Herbert E. Seif
	Title:	Managing Director, Citigroup Alternative Investments, LLC Its Investment Adviser

By:	/s/ James Duplessie
	Name:	James Duplessie
	Title:	Managing Director, Citigroup Alternative Investments, LLC Its Investment Adviser

[Signature Page to Second Amendment to Credit Agreement]

CAI DISTRESSED DEBT OPPORTUNITY MASTER FUND, LTD., as a Lender
By:	/s/ Herbert E. Seif
	Name:	Herbert E. Seif
	Title:	Managing Director, Citigroup Alternative Investments, LLC Its Investment Adviser

By:	/s/ James Duplessie
	Name:	James Duplessie
	Title:	Managing Director, Citigroup Alternative Investments, LLC Its Investment Adviser

[Signature Page to Second Amendment to Credit Agreement]

SPECIAL VALUE CONTINUATION PARTNERS, LP, as a Lender TENNENBAUM OPPORTUNITIES PARTNERS V, LP, as a Lender TENNENBAUM DIP OPPORTUNITY FUND, LLC, as a Lender
By:	Tennenbaum Capital Partners, LLC,
Investment Manager of each of the above companies

By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner

[Signature Page to Second Amendment to Credit Agreement]